 Exhibit 99.1

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Record of Investor Relations Activities

No.: 2024-03

Categories of investor relations activities	☐ Specific object survey ☐ Analyst meeting ☐ Media interview √ Performance briefing ☐ Press conference ☐ Roadshow ☐ Site visit ☐ Others
Date	May 10, 2024
Venue	Conference call
Participants of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relations activities
I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) gave a brief introduction to the Company’s performance and financial position in Q1 2024 and responded to concerns of investors.

II. Q&A

1. Q: What is the expected acceptance progress of electroplating and cleaning equipment at the client side and the trend of gross margin in Q2 this year?
A: The Company expects that the acceptance of electroplating and cleaning equipment at the client side will gradually be reflected in Q2, Q3 and Q4 of 2024. The Company expects gross margin for 2024 to be at the upper end of its 40%-45% target range.

2. Q: What about orders for the Company’s high-temperature single-wafer SPM equipment and its proportion in cleaning equipment this year and next year?
A: The Company’s SPM tools include Tahoe, low-temperature single-wafer SPM, and now, high-temperature single-wafer SPM tools. Tahoe is beginning a ramp up phase. Until now, we believe there has been only one major supplier of high-temperature single-wafer SPM tools. We believe the Company has recently made great technical progress with our high-temperature tools, and with independent global intellectual property rights, we believe the Company can participate as an alternative supplier. We estimate the total available market for SPM tools is 25%-30% of the total front-end cleaning market, and we believe the differentiated competitive advantage of our products will also help the Company gain domestic and international market share.

3. Q: The Company has now completed client-side verification of the first SAPS cleaning equipment with a U.S. customer. Will the Company be able to receive repeat orders from this customer?
A: With the first SAPS cleaning tool now qualified by such customer, the Company expects to receive repeat orders in the future. The Company is focused on multiple U.S. customers and believes that its differentiated cleaning tools are gaining recognition among other U.S. chipmakers. In addition, its advanced packaging equipment is expanding into the U.S. and Korean markets. In the future, the Company plans to leverage the competitive advantage of its differentiated equipment to actively explore overseas markets and provide more valuable products to customers.

4. Q: The Company’s products have already been verified at the SK Hynix’s Wuxi plant. If the Korean plant expands production in the future, will the Company’s products have to go through verification repeatedly? What is the pace of subsequent deployment in the Korean market?
A: The acceptance standards of SK Hynix’s Wuxi plant and the Korean plant are unified, so there is no need for repeated verification. The Company has increased its resources in Korea to promote differentiated products to Korean customers.

5. Q: Based on the newly signed orders announced by peers, the industry as a whole appears to be in a state of differentiation. Is the number of the Company’s newly signed orders growing rapidly or remaining steady?
A: We believe the Company’s revenue growth has been good for the past several years. As per usual practice, it expects to disclose its orders at the end of Q3 in 2024.

6. Q: This year sees an expansion of domestic advanced packaging fabs. With the Company’s rich product portfolio and the customers’ need for expansion, what size of orders can the Company reach?
A: The Company has a comprehensive range of advanced packaging equipment. With the growth of domestic packaging factories’ demand for 2.5D and 3D packaging, we believe that there is a great potential for increased domestic orders for the Company’s equipment. Meanwhile, the Company also intends to develop markets in Korea, the U.S., and Taiwan, aiming to obtain overseas orders.

7. Q: From the perspective of the entire industry, what will be the trend of future capacity expansion for advanced processes and mature processes?
A: As we see from the Chinese market, we believe major domestic fabs are still in a period of continued capacity expansion. We expect that the capacity for domestic mature processes will continue to expand.

8. Q: Is this year a year of rapid domestic verification and introduction? What is the overall growth rate of the Company’s equipment this year?
A: The Company is continuously promoting the introduction of different types of tools and customer verifications this year. We believe the Company’s cleaning and copper-plating products have achieved a good footprint amongst our mainland China based customers, and the number of customers for furnace equipment has also expanded. We expect the number of customers for furnace equipment to increase to 17-18 this year, indicating the gradual adoption of furnace equipment among customers.

9. Q: Compared with front-end equipment, what is the expected growth rate of orders for back-end advanced packaging equipment? Will the sales revenue proportion increase?
A: Based on the demands in both the domestic market and the overseas market, we believe that the advanced packaging market has great room for growth, and we expect its sales revenue to account for about 10%-15% of total revenue in 2024.

10. Q: Can the Company’s equipment be applied to the HBM production line, and what is the progress of related equipment?
A: We believe the Company’s entire line of wet cleaning equipment and copper-electroplating equipment can be applied to the DRAM (High Bandwidth Memory, HBM) process. The SAPS megasonic single-wafer cleaning equipment can be applied to deep-via cleaning of TSV, reducing its leakage current by 2-3 orders of magnitude. The Company’s copper-plating equipment is also adopted by multiple major customers for TSV copper-plating. In the future, we expect the HBM market to be a growth point for the Company, with the application of our PECVD and furnace ALD equipment to HBM production lines.

11. Q: The revenue in 2024 is expected to be RMB5-5.8 billion. What is the revenue proportion of each product category, such as electroplating equipment and advanced packaging? What changes will occur to the revenue proportion of each product category in the future?
A: The sales mix of the cleaning equipment is currently growing significantly and is expected to remain at about 70% of revenue. The Company now covers around 90%-95% of cleaning steps. This year, the revenue mix of copper-plating and furnace equipment is expected to be around 15%-20%, while that of advanced packaging and other back-end equipment is expected to be around 10%-15%.

12. Q: What is the current progress of the Company’s new PECVD equipment products?
A: The Company expects 2-3 customers for PECVD this year. Meanwhile, the Company’s Lingang Research Laboratory is also expected to open between May and June 2024, which we expect will accelerate the R&D progress of PECVD, cleaning equipment, and furnace equipment. We expect that the differentiated design of our PECVD products will meet the high requirements of customers in the future.

13. Q: What is the current progress of the Track product, and what is the plan for developing future customers?
A: The front-end coating development Track equipment is a natural result of the Company’s accumulated expertise in cleaning, advanced packaging coating, and development over the past 10+ years. We expect the first batch of process results for ArF coating and development to be produced in mid-2024, and additional products to be launched at the end of this year, featuring a higher capacity architecture design that applies to the KrF process. Based on the back cleaning technology, the immersion ArF coating and development process is also expected to be launched simultaneously. In the future, differentiated product designs are expected to generate greater value and benefits for customers.

14. Q: What is the approximate process coverage of PECVD?
A: We expect it to be about 50% this year.

Encl.: List of Participants

Anhui Guofu Industry Investment Fund Management Co., Ltd.
Power Sustainable (Shanghai) Investment Management Co., Ltd.
Beijing Prudential Capital Management Co., Ltd.
Beijing Tongde Antrock Asset Management Co., Ltd.
ACORN Asset Management Co., Ltd.
Beijing Yutian Capital Asset Management Co., Ltd.
APS China Asset Management Pte Ltd
Brilliance Asset Management Limited
Caitong Securities Co., Ltd.
Dajia Asset Management Co., Ltd.
Tebon Securities Co. Ltd.
Eastmoney Securities Co., Ltd.
Orient Fund Management Co., Ltd
Orient Securities Co., Ltd.
Dongxing Securities Corporation Limited
FountainCap Investment & Research (Hong Kong) Co., Limited
Milestone AMC (Zhejiang) Co., Ltd.
Haoshan (Fujian) Asset Management Co., Ltd
Futong (Shandong) Private Investment Fund Co., Ltd
Fidelity Fund Co., Ltd
Fullerton Investment Management (Shanghai) Co. Ltd
Granford (Beijing) Capital Management Co., Ltd
Everbright Securities Company Limited
Guangdong Zhengyuan Private Fund Management Co., Ltd
GOWIN AMC
SDIC Securities Co., Ltd.
Guosen Securities Co., Ltd.
Hainan Yuexi Private Fund Management Partnership (L.P.)
Hainan Palm Bay Investment Co. Ltd
Haitong Innovation Securities Investment Co. Ltd
Haitong International Securities Group Limited
Haitong Securities Company Limited
Jwin Capital Co. Ltd.
Hangzhou Zhengxin Private Fund Management Co., Ltd
Hao Ze Zhi Yuan (Beijing) Investment Management Co., Ltd
Harvest Forever Capital Management (Beijing) Co., Ltd
Hexie Health Insurance Co., Ltd.
Sequoia Capital Equity Investment Management (Tianjin) Co., Ltd
Hongyun Private Equity Fund Management (Hainan) Co., Ltd
Hunan Post-80s Asset management Co., Ltd
HuaAn Securities Co. Ltd.
Huafu Securities Co., Ltd.

Huashan Ruilian Fund Management Co., Ltd
Huatai Asset Management Company Ltd.
China Asset Management Co., Ltd.
Horizon Fund Management Co., Ltd
Springs Fund Management Co., Ltd
Jyah Asset Management Co., Ltd.
Harvest Fund Management Co., Ltd.
CCB-Principal Asset Management Co., Ltd.
Jiangsu Parallel Investment Management Co., Ltd
Jiangsu High Hope Wisdom Co., Ltd
Jiangsu Ruihua Investment Holding Group Co., Ltd
Jiangsu Addor Equity Investment Fund Management Co., Ltd
Jiangxi Peter Mingqi Asset Management Co., Ltd
Guangdong Xiniu Investment Management Co., Ltd.
Greenwoods Asset Management Hong Kong Limited
JT Asset Management Company Limited
Kaiyuan Securities Co., Ltd
Ledger Capital Investment Co., Limited
Midea Group Finance Co., Ltd.
Minsheng Securities Co., Ltd.
J.P. Morgan Securities (China) Company Limited
Morgan Stanley Investment Management
Nantong Xining Investment Management Co., Ltd
Ningbo Sandeng Investment Management Partnership (L.P.)
Ningbo Yanyuan Century Equity Investment Co., Ltd.
ABC Life Insurance Co., Ltd.
PingAn Bank Co., Ltd.
Entrepreneur and Executive Coach
Ruida AMC
Mizuho Securities Asia Limited
UBS Asset Management (Hong Kong) Limited
Shanxi Securities Co., Ltd.
Shanghai Dawn Petrel Asset Management Center (Limited Partnership)
Shanghai Daohe Private Equity Fund Management Co., Ltd
Shanghai Daoyi Investment Management Co., Ltd
Shanghai Everbright Securities Asset Management Co., Ltd.
Shanghai Granview Asset Management Co., Ltd
Shanghai Jiashi Private Equity Fund Management Co., Ltd
Shanghai Jin En Investment Co., Ltd
Shanghai Eureka Investment Management Partnership (L.P.)
Shanghai LS Asset Management Center (Limited Partnership)
Shanghai Leaze Investment Management Co., Ltd
Shanghai River Fund Investment Management Co., Ltd
Shanghai Much Investment Management Co., Ltd

Shanghai Muxin Private Fund Management Co., Ltd
Shanghai Panjing Investment Management Center (Limited Partnership)
Puyuan Asset Management Co., Ltd.
Shanghai Pertrust Capital Co., Ltd
Shanghai Q.M. Fortune Asset Management Partnership (L. P.)
Shanghai WIN WITH WISDOM Investment Management Co., Ltd
Shanghai Shenyin Wanguo Securities Research Institute Co., LTD.
Shanghai Shenwu Asset Management Co., Ltd
Shanghai Tianni Investment Management Co., Ltd
Shanghai Talent Investment Management Development Center (Limited Partnership)
Shanghai New Legend Private Equity Fund Management Co., Ltd
Shanghai Xinyuan Private Equity Fund Management Co., Ltd
Shanghai Xuhui Capital Investment Co., Ltd
Shanghai Bund Capital Co., Ltd
Shanghai Zhongyu Asset Management Center (Limited Partnership)
Shenzhen Chengyi Investment Co., Ltd.
Shenzhen Wisdom Asset Management Co., Ltd
Shenzhen Fortune Capital Venture Capital Management Co., Ltd.
Shenzhen Guohui Investment Co., Ltd
Shenzhen Hongchou Investment Co., Ltd.
Shenzhen Red Pomegranate Investment management Co., Ltd
Shenzhen Kaifeng Investment Management Co., Ltd
Shenzhen Kunhou Private Equity Investment Fund Management Co., Ltd.
Shenzhen Qianhai Tangrong Investment management Co., Ltd.
Shenzhen Qianhai Xingu Capital Management Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
YJA Investments Limited
Shenzhen Yiheng Capital Investment Co., Ltd.
Sanford C. Bernstein (Hong Kong) Limited
Capital Securities Corporation Limited
Suzhou Longyuan Investment Management Co., Ltd
Taiping Fund Management Co., Ltd.
Taikang Asset Management Co., Ltd.
TF Securities Co., Ltd
China Nature Asset Management Co., Ltd.
Western Securities Co., Ltd.
Western Securities Co., Ltd.
Hong Kong Fidelity International Limited
Xinghe Fund Management Co., Ltd.
Happy Life Insurance Co., Ltd.
E Fund Management Co., Ltd.
Yishang Capital Co., Ltd.
Zhangjiagang Gaozhu Private Equity Fund Management Co., Ltd
ChangAn Fund Management Co., Ltd.

Changjiang Securities Company Limited
Zhaohua Fund
Zhejiang Rice Bank Asset Management Co., Ltd.
Zhejiang Moju Asset Management Co., Ltd
Zheshang Securities Co., Ltd
Zhengzhou Yunshan Investment management Co., Ltd
Everbright Limited
China International Capital Corporation Limited
China United Insurance Group Company Limited
CS Richland Asset Fund Management Co., Ltd.
Zhongtai Securities Co., Ltd.
China Securities Co., Ltd.
CITIC Securities Company Limited
BOC International (China) Co., Ltd.
China Post AMC
China Post Life Insurance Company Limited
China Post Securities Co., Ltd.
Central China Securities Co., Ltd.

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The following information is provided in connection with the furnishing of the above Record of May 2024 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Trademarks
SAPS is a trademark of ACM Research, Inc. For convenience, this trademark appears in the Record without ™ symbols, but that practice does not mean that ACM Research, Inc. will not assert, to the fullest extent under applicable law, its rights to the trademark.

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.